UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Rd. Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on March 18, 2025, Vivakor, Inc. (the “Company”) received a notification letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the closing bid price for the Company’s common stock, par value $0.001 per share (the “Common Stock”) listed on Nasdaq was below $1.00 per share for 30 consecutive business days, the Company did not comply with Listing Rule 5550(a)(2), requiring a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”).

As previously disclosed, on December 19, 2025, the Company received a notification letter (the “Letter”) from the Staff that as of December 19, 2025, the Common Stock had a closing bid price of $0.10 or less for ten consecutive trading days and accordingly, the Company was subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”).

The trading of the Common Stock was suspended at the opening of business on December 26, 2025.

As previously disclosed, on December 24, 2025, the Company submitted an appeal to the Staff’s determination described in the Letter, and a hearing was held on January 29, 2026. On March 24, 2026, the Company effected a 1-for-200 reverse stock split of the Common Stock in order to satisfy the Minimum Bid Price Requirement.

On April 23, 2026, the Company received a notification letter (the “April Letter”) from the Staff that the Nasdaq Hearing Panel (the “Panel”) has determined that the Company is in compliance with the Minimum Bid Price Requirement and that trading in the Company’s securities will resume trading on the Exchange effective April 27, 2026. Pursuant to Listing Rule 5815(d)(4)(B), the Company will be subject to a Mandatory Panel Monitor for a period of one year from the date of the April Letter. In the event that the Company becomes deficient with the Minimum Bid Price Requirement, the Company will not be afforded the opportunity to submit a compliance plan for the Staff’s consideration and the Staff will issue a Delisting Determination Letter, following which the Company may request review by the Panel, at which the Company may present a compliance plan for the Panel’s consideration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: April 28, 2026	By:	/s/ James Ballengee
		Name:	James Ballengee
		Title:	Chief Executive Officer

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